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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                             ----------------------
                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported):  June 7, 2001


                               NMT Medical, Inc.
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               (Exact name of registrant as specified in charter)


 Delaware                         000-21001                     95-4090463
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(State or other juris-          (Commission                  (IRS Employer
diction of incorporation)       File Number)                 Identification No.)


27 Wormwood Street, Boston, Massachusetts                         02210-1625
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(Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code:  (617) 737-0930


                                      N/A
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         (Former name or former address, if changed since last report)

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Item 5.  Other Events.
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     On June 8, 2000, NMT Medical, Inc. (the "Company") issued a press release announcing the results of the 2001 Annual Meeting of Stockholders of the Company (the "Meeting") held on Thursday, June 7, 2001. In addition, the Company announced that C. Leonard Gordon resigned as a director of the Company on June 1, 2001 and that Mr. Gordon cited certain disagreements with management. The full text of the Company's press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)      Exhibits

Exhibit No.    Description
-----------    -----------

  99.1 Press Release, dated June 8, 2001, announcing the results of the 2001 Annual Meeting of Stockholders of NMT Medical, Inc. and the resignation of C. Leonard Gordon as director.

                                       2
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 11, 2001                     NMT Medical, Inc.
                                        -----------------
                                        (Registrant)

                                        By: /s/ Richard E. Davis
                                           ---------------------
                                           Name:  Richard E. Davis
                                           Title: Vice President and Chief
                                                  Financial Officer

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                                 EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

  99.1 Press Release, dated June 8, 2001, announcing the results of the 2001 Annual Meeting of Stockholders of NMT Medical, Inc. and the resignation of C. Leonard Gordon as director.